UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 9, 2021

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification No.)
incorporation)

235 East 42nd Street		10017
New York,	New York	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(212) 733-2323

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.05 par value	PFE	New York Stock Exchange
0.250% Notes due 2022	PFE22	New York Stock Exchange
1.000% Notes due 2027	PFE27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 9, 2021, the Compensation Committee of the Board of Directors of Pfizer Inc. approved changes under the Pfizer Inc. Global Performance Plan, Amended and Restated January 2021 (Bonus Plan). The purpose of the company’s Bonus Plan is to provide the company’s executive officers and other participating employees, with an opportunity to earn annual cash incentive compensation based on individual performance from a bonus pool that is funded based on the achievement of preselected financial and pipeline performance goals over the performance year.

The annual bonus is funded based on Pfizer’s performance against the financial and pipeline performance goals and the Bonus Plan pool funding may range from 0% to 200% of the aggregate target bonuses for the participants. Individual bonuses have been capped at 200% of the individual’s target bonus. To strengthen the alignment between pay and performance, effective with the 2021 performance year bonus, the maximum percentage of each individual’s target annual bonus that may be earned under the Bonus Plan , including with respect to the executive officers, will be increased to 250% to provide for greater ability to differentiate based on performance. Note, the cap on the maximum bonus funding of 200% is unchanged.

In addition, to align our bonus target methodology for all participants, effective for the 2022 performance year, the annual bonus target for all participants will be calculated based on bonus as a percent of salary earned during the year. Prior to this amendment, while virtually all participants used this approach, the executive officers and approximately 140 other executives had their bonus calculated as a percentage of salary midpoint for their salary grade.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFIZER INC.

Dated: December 15, 2021	By:	/s/ Margaret M. Madden
Margaret M. Madden
Senior Vice President and Corporate Secretary
Chief Governance Counsel